UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2008

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On June 26, 2008, Christopher Gorey resigned from his position as Vice President of Center Bancorp and as Senior Vice President and Senior Lending Officer of Union Center National Bank. He has been succeeded by Ronald M. Shapiro.

Item 8.01. Other Events

On June 30, 2008, Center Bancorp issued a press release announcing an increase in its buyback program. A copy of that press release is set forth in Item 9.01 of this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release, dated June 30, 2008, announcing an increase in the Registrant's buyback program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Anthony C. Weagley
Name: Anthony C. Weagley Title: President and Chief Executive Officer

Dated: July 2, 2008

EXHIBIT INDEX

Exhibit 99. Exhibit 99.1 Press release, dated June 30, 2008, announcing an increase in the Registrant's buyback program.